                                                                    EXHIBIT 99.j

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                            CRICO OF VALLEY CREEK II
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

                  CRICO of Valley Creek II Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                  3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES -
       INCOME TAX BASIS                                       5


     STATEMENT OF PROFIT AND LOSS -
       INCOME TAX BASIS                                       6


     STATEMENT OF PARTNERS' DEFICIT -
       INCOME TAX BASIS                                       8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS               9


     NOTES TO FINANCIAL STATEMENTS                           10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]


                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of Valley Creek II
  Limited Partnership


     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Valley Creek II Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Valley Creek II Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

           [BOTTOM PART OF LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not exercise its rights under the loan agreement subsequent to that date.


                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 27, 1995

                  CRICO of Valley Creek II Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994



                                     ASSETS

INVESTMENT IN REAL ESTATE
  Building                                                     $8,594,998
  Personal property                                             1,098,185
                                                               ----------
                                                                9,693,183
  Less accumulated depreciation                                 1,037,867
                                                               ----------
                                                                8,655,316
  Land                                                            124,335
                                                               ----------
                                                                8,779,651
  Tenants' security deposits, separately held
    in an interest-bearing account                                 36,443
  Cash and investments held by bond servicer                      167,310
                                                               ----------
                                                                8,983,404
OTHER ASSETS
  Cash                                              $72,572
  Accounts receivable - tenants                         469
  Prepaid insurance                                  10,664        83,705
                                                    -------    ----------
                                                               $9,067,109
                                                               ==========

                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL ESTATE
  Mortgage payable                                            $10,100,000
  Accrued interest payable                                        510,606
                                                              -----------
                                                               10,610,606
  Tenants' security deposit
    liability                                                      35,921
  Assessments payable                                              20,005
  Accrued mortgage servicing fee                                   89,427
                                                              -----------
                                                               10,755,959
OTHER LIABILITY
 Accounts payable                                                  24,746
                                                              -----------
                                                               10,780,705
        Total liabilities

PARTNERS' DEFICIT                                              (1,713,596)
                                                              -----------

                                                              $ 9,067,109
                                                              ===========


                       See notes to financial statements

Statement of                                       U.S. DEPARTMENT OF HOUSING
Profit and Loss - Income Tax                       AND URBAN DEVELOPMENT
Basis                                              Office of Housing
                                                   Federal Housing Commissioner

                                                                         [LOGO]
                                      OMB Approval No. 2502-0052 (exp. 8/31/92)

--------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

-------------------------------------------------------------------------------------------------------------------
For Month/Period                        Project Number:         Project Name:
Beginning:  1/1/94  Ending:  12/31/94   HUD Project No.:        CRICO of Valley Creek II Limited Partnership
-------------------------------------------------------------------------------------------------------------------
Part I                  DESCRIPTION OF ACCOUNT                         ACCOUNT NO.     AMOUNT*
-------------------------------------------------------------------------------------------------------------------
                Apartments or Member Carrying Charges (Coops)              5120       $1,369,510
                --------------------------------------------------------------------------------
                Tenant Assistance Payments                                 5121       $
                --------------------------------------------------------------------------------
   RENTAL       Furniture and Equipment                                    5130       $    3,996
                --------------------------------------------------------------------------------
  INCOME        Stores and Commercial                                      5140       $
                --------------------------------------------------------------------------------
   5100         Garage and Parking Spaces                                  5170       $    1,318
                --------------------------------------------------------------------------------
                Flexible Subsidy Income                                    5180       $
                --------------------------------------------------------------------------------
                Miscellaneous (Specify) Storage                            5190       $    3,937
                ---------------------------------------------------------------------------------------------------
                TOTAL RENT REVENUE   Potential at 100% Occupancy                                        $ 1,378,761
-------------------------------------------------------------------------------------------------------------------
                Apartments                                                 5220       $(  71,148)
                --------------------------------------------------------------------------------
                Furniture and Equipment                                    5230       $(        )
                --------------------------------------------------------------------------------
 VACANCIES      Stores and Commercial                                      5240       $(        )
                --------------------------------------------------------------------------------
   5200         Garage and Parking Spaces                                  5270       $(        )
                --------------------------------------------------------------------------------
                Miscellaneous (Specify)                                    5290       $(        )
                ---------------------------------------------------------------------------------------------------
                TOTAL VACANCIES                                                                         $   (71,148)
                ---------------------------------------------------------------------------------------------------
                NET RENTAL REVENUE   Rent Revenue Less Vacancies                                        $ 1,307,613
-------------------------------------------------------------------------------------------------------------------
                ELDERLY AND CONGREGATE SERVICES INCOME-5300
                TOTAL SERVICE INCOME (SCHEDULE ATTACHED)                   5300       $                 $
-------------------------------------------------------------------------------------------------------------------
                Interest Income-Project Operations                         5410       $    1,167
                --------------------------------------------------------------------------------
  FINANCIAL     Income from Investments-Residual Receipts                  5430       $
                --------------------------------------------------------------------------------
  REVENUE       Income from Investments-Reserve for Replacement            5440       $    1,793
                --------------------------------------------------------------------------------
   5400         Income from Investments-Escrows                            5490       $    4,876
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL REVENUE                                                                 $     7,836
-------------------------------------------------------------------------------------------------------------------
                Laundry and Vending - One-Time Laundry Fee $6,600          5910       $   27,154
                --------------------------------------------------------------------------------
                NSF and Late Charges                                       5920       $    2,812
                --------------------------------------------------------------------------------
   OTHER        Damages and Cleaning Fees                                  5930       $
                --------------------------------------------------------------------------------
  REVENUE       Forfeited Tenant Security Deposits                         5940       $    9,064
                --------------------------------------------------------------------------------
   5900         OTHER REVENUE (SPECIFY) (See Note D)                       5990       $   21,945
                ---------------------------------------------------------------------------------------------------
                TOTAL OTHER REVENUE                                                                     $    60,975
                ---------------------------------------------------------------------------------------------------
                TOTAL REVENUE                                                                           $ 1,376,424
-------------------------------------------------------------------------------------------------------------------
                Advertising                                                6210       $   29,269
                --------------------------------------------------------------------------------
                Other - Rental Concessions
                  $8,168; Resident Retention $4,015                        6250       $   12,183
                --------------------------------------------------------------------------------
                Office Salaries                                            6310       $   25,156
                --------------------------------------------------------------------------------
                Office Supplies                                            6311       $   10,602
                --------------------------------------------------------------------------------
                Office or Model Apartment Rent                             6312       $    3,432
                --------------------------------------------------------------------------------
ADMINISTRATIVE  Management Fee                                             6320       $   51,287
                --------------------------------------------------------------------------------
  EXPENSES      Manager or Superintendent Salaries                         6330       $   12,423
                --------------------------------------------------------------------------------
  6200/6300     Manager or Superintendent Rent Free Unit                   6331       $    4,414
                --------------------------------------------------------------------------------
                Legal Expenses (Project)                                   6340       $      396
                --------------------------------------------------------------------------------
                Auditing Expenses (Project)                                6350       $    5,750
                --------------------------------------------------------------------------------
                Bookkeeping Fees/Accounting Services                       6351       $
                --------------------------------------------------------------------------------
                Telephone and Answering Services                           6360       $    6,134
                --------------------------------------------------------------------------------
                Bad Debts                                                  6370       $    1,065
                --------------------------------------------------------------------------------
                Misc Administrative Expenses (Specify) (See Note D)        6390       $   13,532
                ---------------------------------------------------------------------------------------------------
                TOTAL ADMINISTRATIVE EXPENSES                                                           $   175,643
-------------------------------------------------------------------------------------------------------------------
                Fuel Oil/Coal                                              6420       $
                --------------------------------------------------------------------------------
  UTILITIES     Electricity                                                6450       $   19,356
                --------------------------------------------------------------------------------
  EXPENSE       Water                                                      6451       $    6,055
                --------------------------------------------------------------------------------
   6400         Gas                                                        6452       $   38,106
                --------------------------------------------------------------------------------
                Sewer                                                      6453       $   15,595
                ---------------------------------------------------------------------------------------------------
                TOTAL UTILITIES EXPENSE                                                                 $    79,112
-------------------------------------------------------------------------------------------------------------------

* All amounts must be            Page 1 of 2               form HUD-92410 (7/91)
  rounded to the nearest                                     ref Handbook 4370.2
  dollar, $.50 and over,
  round up - $.49 and
  below round down.

------------------------------------------------------------------------------------------------
                Janitor and Cleaning Payroll                               6510       $   39,620
                --------------------------------------------------------------------------------
                Janitor and Cleaning Supplies                              6515       $    1,506
                --------------------------------------------------------------------------------
                Janitor and Cleaning Contract                              6517       $    3,511
                --------------------------------------------------------------------------------
                Exterminating Payroll/Contract                             6519       $      733
                --------------------------------------------------------------------------------
                Exterminating Supplies                                     6520       $
                --------------------------------------------------------------------------------
                Garbage and Trash Removal                                  6525       $    6,622
                --------------------------------------------------------------------------------
                Security Payroll/Contract                                  6530       $   13,768
                --------------------------------------------------------------------------------
                Grounds Payroll                                            6535       $
                --------------------------------------------------------------------------------
                Grounds Supplies                                           6536       $
                --------------------------------------------------------------------------------
 OPERATING AND  Grounds Contract                                           6537       $   10,351
                --------------------------------------------------------------------------------
  MAINTENANCE   Repairs Payroll                                            6540       $   19,392
                --------------------------------------------------------------------------------
   EXPENSES     Repairs Material                                           6541       $   51,427
                --------------------------------------------------------------------------------
    6500        Repairs Contract                                           6542       $    6,938
                --------------------------------------------------------------------------------
                Elevator Maintenance/Contract                              6545       $    4,847
                --------------------------------------------------------------------------------
                Heating/Cooling Repairs and Maintenance                    6546       $    1,110
                --------------------------------------------------------------------------------
                Swimming Pool Maintenance/Contract                         6547       $      496
                --------------------------------------------------------------------------------
                Snow Removal                                               6548       $    3,955
                --------------------------------------------------------------------------------
                Decorating Payroll/Contract                                6560       $
                --------------------------------------------------------------------------------
                Decorating Supplies                                        6561       $   10,197
                --------------------------------------------------------------------------------
                Other                                                      6570       $      996
                --------------------------------------------------------------------------------
                Miscellaneous Operating and Maintenance Expenses           6590       $      291
                ---------------------------------------------------------------------------------------------------
                TOTAL OPERATING AND MAINTENANCE EXPENSES                                                $   175,760
-------------------------------------------------------------------------------------------------------------------
                Real Estate Taxes - Net of Refund $18,221                  6710       $  224,735
                --------------------------------------------------------------------------------
                Payroll Taxes (FICA)                                       6711       $   14,825
                --------------------------------------------------------------------------------
                Miscellaneous Taxes, Licenses and Permits                  6719       $    1,000
                --------------------------------------------------------------------------------
  TAXES AND     Property and Liability Insurance (Hazard)                  6720       $   13,414
                --------------------------------------------------------------------------------
  INSURANCE     Fidelity Bond Insurance                                    6721       $
                --------------------------------------------------------------------------------
    6700        Workmen's Compensation                                     6722       $    6,794
                --------------------------------------------------------------------------------
                Health Insurance & Other Employee Benefits                 6723       $    5,351
                --------------------------------------------------------------------------------
                Other Insurance (Specify)                                  6729       $
                ---------------------------------------------------------------------------------------------------
                TOTAL TAXES AND INSURANCE                                                               $   266,119
-------------------------------------------------------------------------------------------------------------------
                Interest on Bonds Payable                                  6810       $
                --------------------------------------------------------------------------------
                Interest on Mortgage Payable                               6820       $  919,100
                --------------------------------------------------------------------------------
  FINANCIAL     Interest on Notes Payable Special Assessments              6830       $    4,656
                --------------------------------------------------------------------------------
  EXPENSES      Interest on Notes Payable (Short-Term)                     6840       $
                --------------------------------------------------------------------------------
    6800        Mortgage Servicing Fee                                     6850       $   63,125
                --------------------------------------------------------------------------------
                Misc Financial Expenses - Security Deposit Interest        6890       $    1,360
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL EXPENSES                                                                $   988,241
-------------------------------------------------------------------------------------------------------------------
  ELDERLY &     Total Service Expenses-Schedule Attached                   6900                         $
                ---------------------------------------------------------------------------------------------------
 CONGREGATE     Total Cost of Operations Before Depreciation                                            $ 1,684,875
                ---------------------------------------------------------------------------------------------------
  SERVICE       PROFIT (LOSS) BEFORE DEPRECIATION                                                       $  (308,451)
                ---------------------------------------------------------------------------------------------------
  EXPENSES      Depreciation (Total)-6600 (Specify)                        6600                         $   581,460
                ---------------------------------------------------------------------------------------------------
   6900         OPERATING PROFIT OR (LOSS)                                                              $  (889,911)
-------------------------------------------------------------------------------------------------------------------
                Officer Salaries                                           7110       $
                --------------------------------------------------------------------------------
CORPORATE OR    Legal Expenses (Entity)                                    7120       $
                --------------------------------------------------------------------------------
 MORTGAGOR      Taxes (Federal-State-Entity)                             7130-32      $
                --------------------------------------------------------------------------------
  ENTITY        Other Expenses (Entity)                                    7190       $
                ---------------------------------------------------------------------------------------------------
 EXPENSES       TOTAL CORPORATE EXPENSES                                                                $
                ---------------------------------------------------------------------------------------------------
  7100          NET PROFIT OR (LOSS)                                                                    $  (889,911)
-------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

-------------------------------------------------------------------------------------------------------------------
PART II
-------------------------------------------------------------------------------------------------------------------
1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement
    are less or more than those required under the mortgage.                                            $      NONE

2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if
    payments may be temporarily suspended or waived.                                                    $      NONE

3.  Replacement or Painting Reserve releases which are included as expense items on the Profit and
    Loss statement.                                                                                     $      NONE
4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
    expense items on this Profit and Loss statement.                                                    $       N/A
-------------------------------------------------------------------------------------------------------------------

                                  Page 2 of 2                    Form  HUD-92410

                       See notes to financial statements

                  CRICO of Valley Creek II Limited Partnership

                        STATEMENT OF PARTNERS' DEFICIT -
                                INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning                                   $  (823,685)
Net loss                                                          (889,911)
                                                               -----------
Partners' deficit, end                                         $(1,713,596)
                                                               ===========


                       See notes to financial statements

                  CRICO of Valley Creek II Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994



Cash flows from operating activities
  Net loss                                                       $(889,911)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                                   581,460
    Tenants' security deposits - net                                 1,588
    Decrease in accounts receivable - tenants                          746
    Decrease in subscription receivable                                100
    Decrease in cash and investments held by bond
      servicer                                                       5,877
    Increase in prepaid insurance                                     (805)
    Increase in accrued interest                                   304,768
    Increase in accounts payable - operations                       14,314
    Increase in accrued mortgage servicing fee                      63,125
                                                                 ---------
          Net cash provided by operating activities                 81,262
                                                                 ---------
Cash flows from investing activities
  Decrease in cash and investments held by bond
    servicer                                                       (28,348)
                                                                 ---------
          Net cash used in investing activities                    (28,348)
                                                                 ---------
Cash flows from financing activities
  Payments of special assessments payable                          (21,544)
                                                                 ---------
          Net cash used in financing activities                    (21,544)
                                                                 ---------
          NET INCREASE IN CASH                                      31,370
Cash, beginning                                                     41,202
                                                                 ---------
Cash, end                                                        $  72,572
                                                                 =========
Supplemental disclosure of cash flow information
  Cash paid during the year for interest                         $ 618,988
                                                                 =========


                       See notes to financial statements

                  CRICO of Valley Creek II Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 26, 1990, for the purpose of constructing, owning and operating a rental housing project. The project consists of 177 units located in the City of Woodbury, Minnesota and operates under the name of Valley Creek II Apartments.

  Income Tax Basis of Accounting
  ------------------------------

  The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized when received.

  Rental Property
  ---------------

  Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by using the straight-line and declining-balance methods.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

  The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

  Rental Income
  -------------

  Rental income is recognized as rentals become due. Rents received in advance are recognized when received. All leases between the partnership and tenants of the property are operating leases.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS

  The general partner of the partnership, CRICO of Valley Creek II, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  1.  Mortgage Escrow
      ---------------

  The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes, special assessments and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership.

  2.  Reserve for Replacements
      ------------------------

  The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacement account is $26,550 for 1994 and each year thereafter until such time as the balance in the reserve equaled or exceeded $265,500. Thereafter, no monthly deposits are required unless the balance falls below $265,500.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1994

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  At December 31, 1994, cash and investments held by the bond servicer consist of the following:

                                              Reserve
                               Mortgage         for
                                escrow      replacements         Total
                              ----------    ------------       ----------

    Balance, beginning        $  84,362          $60,477       $ 144,839
    Deposits                    332,400           26,556         358,956
    Interest income               4,876            1,793           6,669
    Withdrawals:
      Interest                  (78,000)               -         (78,000)
      Taxes                    (242,956)               -        (242,956)
      Tax assessment            (26,200)               -         (26,200)
      Insurance                 (14,219)               -         (14,219)
    Tax refund                   18,221                -          18,221
                              ---------          -------       ---------
                              $  78,484          $88,826       $ 167,310
                              =========          =======       =========

  Real estate taxes paid during the year were $242,956. During 1994, the partnership received a refund of $46,740 less a tax appeal fee of $28,519.

  Mortgage Payable
  ----------------

  Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of Woodbury, Minnesota, in the total amount of $10,100,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund III, Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is July 1, 2000. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

  The mortgage note provides for base interest payable at the rate of 9.10% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 5.4%

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

  As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

  Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $510,606. Interest accrues on the unpaid base interest at a compounded rate of 9.1%.

  During the year ended December 31, 1994, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $28,222, primary contingent interest of $151,500, and supplemental contingent interest of $545,400. At December 31, 1994, interest accrued on the unpaid base interest of $33,283, primary and supplemental contingent interest of $3,136,050 and construction period deferred base interest at $339,184 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994 is as follows:

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

                                                   Currently
                                      Deferred      payable        Total
                                     ----------    ----------    ----------

     Base interest                   $        -    $ 919,100     $  919,100
     Interest on interest                28,222            -         28,222
     Primary contingent
       interest                         151,500            -        151,500
     Supplemental contingent
       interest                         545,400            -        545,400
                                     ----------    ---------     ----------
     Total interest incurred            725,122      919,100     $1,644,222
                                                                 ==========
     Accrued interest, beginning      2,783,395      205,838
     Interest paid                            -     (614,332)
                                     ----------
     Accrued interest, ending        $3,508,517    $ 510,606
                                     ==========    =========

  Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

  The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1994

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is paid monthly on each base interest payment date. Any unpaid fees shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity.
  As of December 31, 1994, $89,427 has been accrued and $63,125 was charged to operations.

  Management Agreement
  --------------------

  CRICO Management of Minnesota, Inc., a related party to the general partner of the partnership, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

  Management fees are equal to 3.75% of Gross Revenues received, as defined.
  The management agent is eligible to receive an incentive bonus of .5% of Gross Revenues if conditions, as outlined in the agreement, are met. For the year ended December 31, 1994, management fees totalling $51,287 were charged to operations. Management fees of $4,273 paid to CRICO Management of Minnesota, Inc. were charged to operations during 1994. At December 31, 1994, $4,577 is included in accounts payable for management fees.

  Other Receivables
  -----------------

  CRICO of Valley Creek I Limited Partnership is an affiliate of the partnership and owns a complex known as Valley Creek Apartments, Phase I. Both the Project and Valley Creek Apartments, Phase I, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1994, there were no amounts due from these affiliates.

                  CRICO of Valley Creek II Limited Partnership

                               December 31, 1994



NOTE C - ASSESSMENTS PAYABLE

  The assessments payable is due to the City of Woodbury, Minnesota. Payments are made with the real estate tax bill payments. During 1994, principal and interest payments of $26,200 were paid.


NOTE D - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS

  Other revenue include the following:

          Corporate unit income           $ 8,424
          Application fees                  4,015
          Bad debt collections              3,766
          Other                             5,740
                                           ------
                                          $21,945
                                          =======


  Miscellaneous administrative expenses include the following:

          Employee relations              $ 3,199
          Corporate unit expense            9,442
          Miscellaneous administrative        891
                                          -------
                                          $13,532
                                          =======